Enhancing A Compelling Growth Story May 13, 2018 Exhibit 99.2

Disclaimer Cautionary Statement Regarding Forward-Looking Information Statements included in this communication which are not historical in nature or do not relate to current facts are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project” and “intend,” as well as other similar words and expressions of the future, are intended to identify forward-looking statements. Cadence Bancorporation (“Cadence”) and State Bank Financial Corporation (“State Bank”) caution readers that forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results. Such risks and uncertainties, include, among others, the following possibilities: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Cadence and State Bank; the outcome of any legal proceedings that may be instituted against Cadence or State Bank; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction), and shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Cadence and State Bank do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; Cadence’s ability to complete the acquisition and integration of State Bank successfully; and other factors that may affect future results of Cadence and State Bank. Additional factors that could cause results to differ materially from those described above can be found in Cadence’s Annual Report on Form 10-K for the year ended December 31, 2017, which is on file with the Securities and Exchange Commission (the “SEC”) and in other documents Cadence files with the SEC, and in State Bank’s Annual Report on Form 10-K for the year ended December 31, 2017, which is on file with the SEC and in other documents State Bank files with the SEC. Important Additional Information In connection with the proposed transaction between Cadence and State Bank, Cadence expects to file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) including a joint information statement of Cadence and proxy statement of State Bank and a prospectus of Cadence (although Cadence may elect to separately file the information statement of Cadence), as well as other relevant documents concerning the proposed transaction. The proposed transaction will be submitted to State Bank’s shareholders for their consideration. Cadence Bancorp, LLC, the controlling stockholder of Cadence, has delivered a written consent approving the proposed transaction. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Stockholders of Cadence and shareholders of State Bank are urged to read the Registration Statement, information statement, proxy statement and prospectus regarding the transaction when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Shareholders will be able to obtain a free copy of the Registration Statement, information statement, proxy statement and prospectus, as well as other filings containing information about Cadence and State Bank, without charge, at the SEC’s website (http://www.sec.gov). Copies of the Registration Statement, information statement, proxy statement and prospectus and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Cadence Bancorporation, 2800 Post Oak Boulevard, Suite 3800, Houston, Texas 77056, Attention: Corporate Secretary or to State Bank Financial Corporation, 3399 Peachtree Road NE, Suite 1900, Atlanta, Georgia 30326, Attention: Corporate Secretary. Participants in the Solicitation Cadence, State Bank and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Cadence’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 30, 2018, and certain of its Current Reports on Form 8-K. Information regarding State Bank’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 12, 2018, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Registration Statement, information statement, proxy statement and prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph.

Strategic & Financial Rationale

Key Themes	▪ Combines two strong and growing institutions built on a common vision with similar values ▪ Brings together seasoned bank operators with talented, motivated workforces, and compatible corporate cultures
Strategic Rationale	▪ Creates leading regional banking franchise – scale, growth, asset sensitive profile ▪ Bolsters lending presence with full service banking in highly attractive Atlanta market ▪ Enhances commercial lending expertise with complementary product sets ▪ Brings attractive low beta deposit franchise with liquidity and capital to support growth
Financially Attractive	▪ Projected EPS accretion of ~6% in 2019 and ~7% in 2020 ▪ Manageable tangible book value per share dilution (4%) with earnback of less than 3 years ▪ Enhances ROATCE by ~150bps ▪ Internal rate of return in excess of 20% ▪ Stronger capital ratios
Lower Risk Transaction	▪ Significant M&A experience with successful integrations by both Boards and management teams ▪ High level of management continuity and buy-in throughout the combined organization ▪ Proven, strong credit risk management practices at both institutions ▪ Comprehensive due diligence completed

3
Cadence Bank, N.A. Member FDIC

Delivering on Stated M&A Objectives Cultural Fit Strengthens Deposit Franchise New Product Capabilities Financially Compelling Attractive financial impact and return profile as measured across EPS, tangible book value per share, IRR and return on equity Natural extension into Georgia creating a contiguous footprint spanning from Texas to Florida with strongholds in several of the most economically diverse and vibrant growth markets Improves deposit composition, stability, market share, and cost of funds Adds to balance sheet liquidity and capacity to fund growth Strong conviction in the ability of management and highly skilled workforce to collaborate and achieve long-term strategic / financial goals ü ü ü ü Adjacent Market Broadens out our commercial lending specialties, adds to fee producing business lines, and creates referral opportunities ü

65% Cadence shareholders / 35% State Bank shareholders Transaction Summary 1 Based on Cadence closing share price of $30.23 on May 11, 2018. Buyer Cadence Bancorporation (“Cadence” or “CADE”) Seller State Bank Financial Corporation (“State Bank” or “STBZ”) Cadence Bancorporation corporate headquarters to remain in Houston, TX Cadence Bank headquarters to move to Atlanta, GA Headquarters Management Sam Tortorici, Cadence Bank CEO, to relocate to Atlanta Cadence Bancorporation board to add three State Bank directors which will include Joe Evans to serve as Vice Chairman and Tom Wiley as director Cadence Bank board to add three State Bank directors which will include Tom Wiley to serve as Chairman Board Representation Increasing CADE’s quarterly common dividend to $0.150 per share starting in 3Q 2018 and further increasing to $0.175 per share following transaction closing Dividend Pro Forma Ownership Required Approvals STBZ’s shareholder approval and customary regulatory approvals (CADE’s shareholder consent received) Q4 2018 Expected Closing Aggregate: $1.4 billion Per share: $35.07 Transaction Value¹ 100% Stock 1.160x shares of Cadence common stock for each share of State Bank common stock Consideration

Overview of State Bank Source: Company filings and SNL Financial 1 State Bank correspondent and internet deposits allocated to State’s Atlanta headquarters. Excludes one administrative branch in Atlanta; deposits as of 30-Jun-17. 2 Excludes purchased credit impaired (PCI) loans. Atlanta Macon Augusta Warner Robins Gainesville Savannah Hinesville Athens Year Founded 2005 Headquarters Atlanta, GA Branches 32 Total Assets $ 4.9 bn Loans 3.7 bn Deposits 4.2 bn Tangible Common Equity $ 552 mm CET1 Ratio 12.4 % NPLs / Total Loans2 0.55 % Net Charge-Offs / Avg. Loans2 0.07 % Net Interest Income $ 222 mm Non-Interest Income 42 mm Non-Interest Expense 159 mm Net Income to Common 70 mm ROAA 1.45 % ROATCE 12.7 % Company Overview (1Q18) Company Information Balance Sheet Capital / Credit Income Statement 1Q18 Annualized MSA Branches Rank Deposits ($mm) Market Share Atlanta 6 13 $ 1,975 1.2 % Macon-Bibb 8 1 1,060 30.7 % Augusta 7 9 452 5.5 % Warner Robins 4 2 296 16.6 % Athens 1 7 253 5.5 % Gainesville 1 11 92 2.6 % Hinesville 3 3 77 16.0 % Savannah 2 21 12 0.2 % Total ¹ 32 – $ 4,218 – State Bank Branches 75 20 85 85 16 75 95 20

$16bn of pro forma total assets $12bn of pro forma total loans $13bn of pro forma total deposits Leading Regional Banking Franchise Cadence Top 5 Pro Forma MSAs Pro Forma Branch Footprint Source: SNL Financial and FDIC deposit data pro forma as of 30-Jun-17 1 State Bank internet / correspondent deposits allocated to Atlanta HQ. 6th largest BHC headquartered in Texas 4th largest non-CCAR bank in Georgia 6th largest non-CCAR bank in Atlanta Strengthens CADE’s leadership position through logical, contiguous extension to Georgia Enhances growth-centric profile with key metro-market additions in Atlanta, Augusta, and Greater Savannah Quality, stable low-cost deposit funding added in Macon (#1 MSA rank) and Warner Robins (#2 MSA rank) MSA Branches Rank Deposits ($mm) Market Share Houston, TX 10 11 $ 3,096 1.3 % Atlanta, GA¹ 6 13 1,975 1.2 Birmingham, AL 10 6 1,843 4.9 Macon, GA 8 1 1,060 30.7 Tampa, FL 8 15 819 1.0 Cadence Branch (65) State Bank Branch (32) Cadence LPO / Trust Office

Atlanta’s Attractive Growth Outlook Source: Metro Atlanta Chamber, Fortune, KPMG, Site Selection and Area Development Note: 5-Year CAGRs based on most recently available information. Atlanta MSA is home to 5.9mm people and more than 220K businesses Atlanta is one of the fastest growing MSAs in the U.S. and has the 10th largest economy in the U.S. as measured by Gross Metro Product (GMP) There are more Fortune 500 companies headquartered in Atlanta than Dallas and Nashville combined Atlanta is the 6th largest U.S. industrial real estate market Atlanta has the lowest relative cost of doing business among the nation’s 10 largest metro areas Atlanta Market Provides Avenue for Significant Growth and Business Development Diversified Economy Atlanta Population Growth (000s) Healthy Labor Market (000s) Selected 5-Year CAGRs Fortune 500 US ’12-’17 CAGR: 0.8%

Immediate Scale in Georgia and Atlanta Markets Source: SNL Financial and FDIC deposit data pro forma as of 30-Jun-17; Note: Correspondent and internet deposits allocated to State Bank’s Atlanta headquarters. 1 Shown as the sum of all businesses in MSAs and counties not in MSAs where Cadence and State Bank maintain a branch presence. $ in billions State Bank’s Footprint Increases Cadence’s Access to Businesses by >50%1 (000’s) Georgia Market Share Atlanta Market Share Expands middle market C&I lending franchise throughout Atlanta and other Georgia markets Leverage new or improved capabilities in asset-based lending, SBA, and other niche verticals Opportunity for fee income businesses – wealth, treasury, payroll – to penetrate larger customer base Provides Cadence with immediate scale throughout Atlanta, middle, and coastal Georgia markets Ability to leverage attractive funding profile to support loan production, spread income, and efficiency gains Export Cadence and State Bank’s core competencies across the combined local and national businesses

Enhanced Commercial-Focused Lender

- Complementary business mix focused on commercial lending with specialized industry expertise
- Diversifies concentrations across industry and geography
- Broadens products set and introduces new services to better meet customer needs across combined bank
- Ability to pursue larger clients as a $16bn asset institution
- Opportunity to improve fee income by leveraging CADE's investment advisory, trust, treasury management expertise, and derivatives capabilities together with STBZ's payroll and small business lending operations

Complementary, Expanded Product Set

	CADE	STBZ	Combined
Commercial & Industrial	✓	✓	✓
Specialized Industries[1]	✓		✓
Energy Lending	✓		✓
Asset-Based Lending		✓	✓
Homebuilder Finance		✓	✓
SBA Lending		✓	✓
Correspondent Banking		✓	✓
Commercial Real Estate	✓	✓	✓
Private Banking	✓		✓
Retail Banking	✓	✓	✓
Mortgage Banking	✓	✓	✓
Treasury Management	✓	✓	✓
Investment Mgmt. / Trust	✓		✓
Insurance Services	✓	✓	✓
Payroll Services		✓	✓

CADE – 1Q18


52% TX
SBL 3%
Other 1%
Resi. 20%
General C&I 35%
CRE 13%
Energy 11%
Healthcare 5%
Restaurant 12%
Total Loans = $8.7bn
Yield on Loans² = 4.81%

STBZ – 1Q18


66% GA
Other 3%
Resi. 9%
General C&I 40%
CRE 48%
Total Loans = $3.7bn
Yield on Loans² = 5.73%

Combined – 1Q18


38% TX
22% GA
SBL 2%
Other 1%
Resi. 17%
General C&I 36%
CRE 23%
Energy 8%
Healthcare 4%
Restaurant 9%
Total Loans = $12.4bn
Yield on Loans² = 5.09%

Source: Company filings and SNL Financial

[1] Includes restaurant, healthcare, and technology banking.

[2] Yield excludes purchased credit impaired loans.

10

Cadence Bank, N.A. Member FDIC

Organic loan growth figures well above the banking industry average over the past five years Expanded opportunity set to rollout new lending verticals across pro forma footprint Complementary underwriting / credit cultures to drive high-quality loan growth Positioned for Continued Growth Enhanced Asset Sensitivity Proven Loan Growth Engine 4.7% 9.4% 5.5% 10.7 % Cadence State Bank Source: Company filings and SNL Financial; Note: Financial information as of most recent quarter. 1 Cadence and State Bank shown based on organic loan growth (excludes acquisitions) and CAGRs calculated based on respective 4Q’12, 4Q’14, 1Q’18 figures. 2 Industry average represents loan growth for banks on major exchanges with total assets between $10bn - $50bn as of 1Q’18. Basis Points ∆ Interest Rates 3-Year CAGR¹ 5-Year CAGR¹ Industry Average² Enhances Cadence’s asset-sensitive balance sheet Well positioned for rising rates More than 70% of State Bank’s loans are variable rate Granular low-cost deposit base is a net positive for deposit betas

Attractive Funding Profile

- High quality deposit franchise with ~20bps lower cost of deposits
  - Lowers Cadence's cost of deposits to 67bps
- Provides liquidity to continue to fund industry-leading loan growth
  - Decreases Cadence's loans / deposits ratio (ex-brokered) by nearly 500bps
- Diversifies deposit footprint into desirable Georgia markets
- Potential for additional deposit gathering with enhanced treasury management offering, internet banking, and correspondent relationships

Cumulative Deposit Beta[1]



24 %
17 %
CADE
STBZ

Deposits by Geography[2]



MS 7%
TN 2%
FL
15 %
AL
35 %
TX
41 %
GA
33%
TN 1%
MS 5%
FL 11%
AL
24 %
TX
27 %
CADE
Pro Forma

CADE – 1Q18



Time Deposits 22%
NIB Demand 23%
Savings 2%
IB Demand 53%

Total Deposits = $9.0bn
Cost of Deposits = 0.75%

STBZ – 1Q18



Time Deposits 21%
NIB Demand 26%
Savings 38%
IB Demand 15%

Total Deposits = $4.2bn
Cost of Deposits = 0.53%

Combined – 1Q18



Time Deposits 21%
NIB Demand 24%
Savings 14%
IB Demand 41%

Total Deposits = $13.2bn
Cost of Deposits = 0.67%

Source: Company data and SNL Financial
[1] Cumulative deposit beta from 1Q15 to 1Q18.
[2] State Bank correspondent/internet deposits allocated to Georgia.

12
Cadence Bank, N.A. Member FDIC

Transaction Multiples and Key Assumptions Pricing¹ 6% premium to State Bank’s closing price of $33.08 15.8x 2018E EPS 2.5x tangible book value per share Synergies Pre-tax cost savings of 30% of State Bank’s non-interest expense Phased-in 75% in 2019 and 100% in 2020 Revenue synergies identified but not included in model Durbin Amendment $900k annual pre-tax lost interchange revenue contribution from State Bank under Durbin Fair Value Marks $41mm pre-tax credit mark on loans and OREO $7mm pre-tax interest rate mark-up on loan portfolio Core Deposit Intangible 1.5% core deposit intangible on non-time deposits amortized over ten years based on sum-of-years digits Tax Rate 22% effective tax rate on transaction adjustments Merger and Integration Costs $58mm of total pre-tax costs Fully included in all metrics at transaction close 1 Based on Cadence closing share price of $30.23 on May 11, 2018. IBES median 2018E EPS per Thomson Reuters.

Cadence Current At Close CET1 Ratio 10.4% 11.2 % Tier 1 Capital 10.8% 11.4 % Total Capital 12.6% 12.7 % Tier 1 Leverage 10.6% 11.0% Estimated Pro Forma Financial Impact Accelerates Financial Performance Returns Source: Company filings, Thomson Reuters, and SNL Financial 1 Based on CADE and STBZ IBES median EPS estimates in 2018 and 2019. 2020 derived using long-term EPS growth of 9% for CADE and 9% for STBZ net of excess purchase accounting accretion. Tangible Book Value Per Share EPS Accretion¹ Per Share $ 0.12 $ 0.16 $ 0.18 $ 0.21 ~4 % TBVPS dilution at close ~$0.54 per share dilution at close Fully accounts for one-time deal costs < 3 years earnback using the crossover method +150bps vs. Standalone GAAP Cash Capital 2013 – 2017 CAGR 1Q18 YOY ∆ Expected Transaction Impact Loans 14% 14 % Positive Momentum Deposits 14 15 PTPP Net Earnings 31 22 Efficiency Ratio (25)pp 5-yr ∆ 2pp ROATCE 10.9% 5-yr Avg. 15.5%

Aligned Values and Cultures We will design for them. Respond to them. And learn from them. We will be a bank our customers will be proud of. We will be the bank to get it right. Lead by Example Do Right Client Focused Accountability Open Communication Respect All Focus on Core Strengths Balanced Compensation Fresh Thinking Embrace We The tone and culture starts at the top from the Board of Directors to the Executive Management Team – our bankers are playing down and remain active and engaged Do right by others, your customers, your colleagues, your shareholders and yourself Own your actions. Be as accountable for what works as what doesn’t. Doers are those who try new approaches. And every step forward eventually becomes the path for others to follow It is important that employees feel safe in speaking openly and honestly Every member of the team is equally deserving of respect without regard to title or position Nothing is more powerful than what comes from bringing together a diverse group of passionate professionals committed to their colleagues, customers and community Compensation must meet the dual test of internal fairness and external competitiveness Achieving our vision depends on each of us challenging convention to find new and better ways to do the things that will separate us from our competition and best serve our clients Execute on our proven, straightforward and client-focused business model It Matters Who You Choose to be Your Banker

Thorough Due Diligence Process and Integration Planning Overview Comprehensive due diligence review on key focus areas: Credit Quality, Compliance, Risk, Technology, Operations, Legal, and Regulatory Full engagement of internal team and outside experts Credit Quality Strong credit culture and disciplined underwriting within State Bank – driven by strong customer relationships Conducted detailed loan file review of ~75% of credit exposure Evaluated cross-section of loan pools with focus on perceived higher-risk areas Compliance and Risk Sound BSA / AML program with recent enhancements Strong programs for overall compliance: CRA, Fair Lending, UDAAP Integration Planning - Current Completed detailed line of business reviews and planning Develop detailed IT and operations conversion road map Alignment of Platforms – Second half 2018 Align compliance, risk, operations, legal, and regulatory consistent with Cadence Update policies and procedures Roll out updated monitoring and controls Full Integration – First half 2019 Implement integration plans and customer communications Cadence team has ample capacity to manage acquired operations and will overlay Cadence systems and processes

Summary Observations Transformational Acquisition with High Strategic Value Creates leading regional banking franchise – scale, growth, asset sensitive profile Bolsters lending presence with full service banking in highly attractive Atlanta market Brings attractive low beta deposit franchise with liquidity and capital to support growth Significant Opportunity for Value Creation Expand middle market C&I lending franchise throughout Georgia, especially in the Atlanta market Leverage new or improved capabilities in asset-based lending, SBA, and other niche verticals Opportunity for fee income businesses – wealth, treasury, payroll – to penetrate larger customer base Identified cost savings to drive meaningful efficiency and profitability improvement Lower Risk Transaction Significant M&A experience with successful integrations by both Boards and management teams Complementary product set with similar cultures Proven, strong credit cultures at both institutions

Appendix

Cadence Historical Financial Performance 44% 62% 74% 17% 26% 74% 80% 84% 20% 16% 92% 8% 96% 4% (1) Considered a non-GAAP financial measure. Net Interest Margin (%) 4.96% 4.06% 3.29% 3.30% 3.57% CAGR: 14% CAGR: 14% CAGR: 31% Average Change: 6% CAGR: (2)% CAGR: 8%

Overdelivery Since IPO and Backdrop Further Improving

Consistently Beat EPS Consensus ...



EPS[1]
Consensus EPS day before results
Beat / (miss) (%)
+15%
+8%
+5%
$0.39
$0.34
$0.39
$0.36
$0.46
$0.44
2017Q3
2017Q4
2018Q1

... and Showed Outsized Growth vs. Estimates at Time of IPO



Total Assets ($bn)
Actual
Consensus at IPO
2017 growth (%)
Total Deposits ($bn)
$9.5
$10.9
+15%
$10.6
+12%
2016Q4 Actual
2017Q4 Actual
2017Q4 Est. IPO
$8.0
$9.0
+12%
$8.7
+8%
2016Q4 Actual
2017Q4 Actual
2017Q4 Est. IPO

CADE Energy Loans Much Less of a Concern ...



CADE Energy NPLs / Energy Loans
13.1%
10.3%
7.7%
4.6%
3.8%
2017Q1
2017Q2
2017Q3
2017Q4
2018Q1

Energy Loans / Total Loans	**11.9%**	**11.7%**	**11.6%**	**11.3%**	**11.3%**

... and Rising Rates to Benefit CADE Due to Asset Sensitivity



Market Implied Rate Hikes in 2018 Over Time
1
2
3
3
CADE IPO
YE 2017
Current
Median FOMC projection



CADE Loan Repricing (2018Q1)
Fixed Rate & Other 21%
Adj. Rate 7%
Floating Rate 72%
Gross loans: $8.7bn

20

Source: Company filings, SNL Financial, IBES; Market data as of 5/11/2018
Note: Consensus reflects median of IBES estimates; Consensus at IPO reflects estimates at 6/1/2017
[1] GAAP EPS per common diluted share. Q4 2017 EPS adjusted to exclude DTA write-down ($0.22 per share)

Cadence Bank, N.A. Member FDIC